Exhibit 99.1


                             JOINT FILING AGREEMENT


         The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto) is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized representatives as of September 8, 2005.


                                            PALISADE CAPITAL MANAGEMENT, L.L.C.


                                            By: /s/ Steven E. Berman
                                                ------------------------
                                                Steven E. Berman, Member


                                            PALISADE CONCENTRATED HOLDINGS,
                                              L.L.C., General Partner


                                            By: /s/ Steven E. Berman
                                                -----------------------
                                                Steven E. Berman, Member


                                            PALISADE CONCENTRATED EQUITY
                                              PARTNERSHIP, L.P.

                                            By: PALISADE CONCENTRATED HOLDINGS,
                                                L.L.C., General Partner


                                            By: /s/ Steven E. Berman
                                                ----------------------
                                                Steven E. Berman, Member


                                                /s/ Dennison T. Veru
                                                -----------------------
                                                Dennison T. Veru


                                            REFAC


                                            By: /s/ Robert L. Tuchman
                                                ------------------------
                                                Robert L. Tuchman
                                                Chief Executive Officer and
                                                General Counsel